EXHIBIT 10.8

PROMISSORY NOTE

$ 100,000.00	LOS ANGELES, CALIFORNIA SEPTEMBER 23,2008

For value received, National Lampoon, Inc., promises to pay to the order of Robert Levy, on or before October 6, 2008, at 3550 Wilshire Boulevard, Suite 840, Los Angeles, California, the sum of One Hundred Thousand Dollars and 00/100 ($100,000.00) in lawful money of the United States of America, with interest from September 22, 2008, at the rate of 6% per month until paid. This promissory note is secured by certain collateral consisting of amounts due to the undersigned from the Screen Actors Guild pursuant to that certain Pledge Agreement of even date. In the event there is a suit or action to enforce payment of this note or any portion thereof, the undersigned promises to pay such additional sum as the court may adjudge reasonable as attorney fees in said action or suit, and such amount shall be made a part of the judgment, or if placed in the hands of attorneys for collection and collection is effectuated without suit, the undersigned promises to pay all costs and expenses of collection including reasonable attorney fees.

DUE DATE:
OCTOBER 6, 2008

.

PLEDGE AGREEMENT

AGREEMENT is made as of this 24th day of  September, 2008, by and between NATIONAL LAMPOON, INC., a California corporation (the "Borrower") and ROBERT LEVY, an individual ("Secured Party") with respect to the following:

A.	Borrower conducts a publishing business and motion picture production business.

B.	In order to continue its business, Borrower desires to borrow and Secured Party desires to lend the sum of One Hundred Thousand Dollars ($100,000) to Borrower (the "Loan").

C.	Borrower executed a promissory note in favor of Secured Party in the amount of the Loan, bearing interest, of even date herewith (the "Note").

D.	In consideration of and as an additional inducement for Secured Party to enter into the Loan, Borrower agrees to give, and Secured Party agrees to accept, a first-priority security interest in and to Borrower's rights, title, and interests in the Collateral (as hereinafter defined), as collateral security for the full and prompt performance of all indebtedness, liabilities, and obligations of the Borrower to Secured Party in respect of the Note

F	Pursuant to the aforesaid security interest granted hereby, the Borrower will forthwith deliver either to Secured Party or to Secured Party's designees such ancillary documents necessary to perfect the pledge or to take such other action as may be appropriate to perfect the pledge
.
ACCORDINGLY, the parties hereby agree as follows:

1.
 Creation of Security Interest. The Borrower as sole beneficial owner hereby  charges and grants to Secured Party a first-priority security interest in all of the Borrower's right, title, and interest, both legal and equitable, in and to the collateral described in Section 2 hereof  (the "Collateral"), and establishes a pledge on all of the Collateral in order to secure the payment and performance of the obligations described in Section 3 hereof.

2.	Collateral. The Collateral under this Pledge Agreement is:
2.1	All rights to payments due from the Screen Actors Guild with respect to amounts deposited as a bond for the motion picture "Legend of the Awesomest Maximus"; and
2.2	Any substituted or additional Collateral required to be supplied under the terms of this Agreement.

The Collateral shall include any assets described in this Section 2, whether owned by Borrower now or acquired in the future during the term of this Pledge Agreement.

3.	Secured Obligations of the Borrower. The Collateral secures and shall hereafter secure (a) the full and prompt performance of all obligations of the Borrower to Secured Party under, pursuant to or in connection with the Note and (b) the performance of all other obligations and the discharge of all other liabilities of the Borrower to Secured Party of every kind and character, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, joint, several or joint and several, whether created under this Agreement or any other agreement, as such agreement may be amended from time to time, to which the Borrower and Secured Party are parties. All payments and performances by the Borrower shall be in accordance with the terms under which said indebtedness, obligations, and liabilities were or are hereafter incurred or created.
4	The Borrower's Representations and Warranties. The Borrower represents and warrants that:
4.1	The Borrower is the sole owner of the Collateral;
4.2	The security interest hereunder in the Collateral is a first, prior, and perfected security interest;
4.3
There are no security interests, liens or encumbrances upon, or adverse claims of title to, or any other interest whatsoever in, the Collateral or any portion thereof except that created by this Agreement;

4.4	No financing statement covering the Collateral or any portion thereof exists or is on file in any public office; and
4.5	The Borrower has full right, power, and authority to enter into this Agreement and no consent of, or registration or filing with, any person or public authority is require

5.	Covenants of the Borrower. The Borrower covenants that:
5.1
The Borrodeliver to Secured Party each item of Collateral hereunder capable of delivery immediately upon the Borrower's acquisition thereof and will take all reasonable actions to defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.wer will

5.2
The Borrower will, promptly upon request by Secured Party, procure or execute and deliver any documents, deliver to Secured Party any instruments, give any notices, execute any proxies, execute and file any financing statements or other documents, all in form reasonably satisfactory to Secured Party, and take any other actions which are necessary or, in the reasonable judgment of Secured Party, desirable to perfect or continue the perfection and first priority of Secured Party's security interest in the Collateral, to protect the Collateral against the rights, claims, or interests of third persons or to effect the purposes of this Agreement (including, without limitation, for vesting or enabling Secured Party to vest title in any item of  Collateral in Secured Party or Secured Party's nominees or in any Borrower in accordance with this Agreement), and will pay all costs incurred in connection therewith, including, without limitation, reasonable attorneys' fees.

5.3
The Borrower will not, without the pri
or written consent of Secured Party, in any way hypothecate or create or permit to exist any lien, security interest, or encumbrance on or other interest in the Collateral, nor will the Borrower sell, transfer, assign, exchange, or otherwise dispose of the Collateral or any interest therein. If any Collateral, or any interest therein, is sold, transferred, assigned, exchanged, or otherwise disposed of in violation of these provisions, the security interest of Secured Party shall continue in such Collateral or part thereof notwithstanding such sale, transfer, assignment, exchange, or other disposition, and the Borrower will hold the proceeds thereof in a separate account for Secured Party's benefit. The Borrower will, at Secured Party's request, transfer such proceeds to Secured Party in kind.

5.4 The Borrower will pay and discharge all taxes, assessments, and governmental charges or levies against the Collateral prior to delinquency thereof and will keep the Collateral free of all unpaid charges whatsoever.

5.5 The Borrower will permit representatives designated by Secured Party to visit and inspect any of its properties and examine, take copies and make abstracts from any of its books and records at all times and within such scope as Secured Party may reasonably request, and the Borrower will reimburse Secured Party for all reasonable costs incurred thereby

5.6 Secured Party shall have the right at any time to make any payments and do any other acts Secured Party shall deem reasonably necessary to protect his or its security interest in the Collateral, including, without limitation, the rights to pay, purchase, contest, or compromise any encumbrance, charge, or lien which in the reasonable judgment of Secured Party appears to be prior or superior to the security interest granted hereunder, and appear in and defend any action or proceeding purporting to affect his or its security interest in and/or the value of the Collateral, and in exercising any such powers or authority, the right to pay all expenses incurred in connection therewith, including, without limitation, reasonable attorneys' fees. The Borrower hereby agrees that it shall be bound by any such payment made or act taken by Secured Party hereunder and shall reimburse Secured Party for all reasonable payments made and reasonable expenses incurred, which amounts shall be secured under this Agreement. Secured Party shall have no obligation to make any of the foregoing payments or perform any of the foregoing acts.

6.   Defaults and Remedies.

6.1 The occurrence of any one or more of the following events or conditions affecting the Borrower shall constitute an event of default ("Event of Default") under this Agreement with respect to the Borrower:

6.1.1    The Borrower fails to perform fully and promptly all obligations of the Borrower to Secured Party under, pursuant to or in connection with the Note, including, without limitation, the full and prompt payment when due of all indebtedness of the Borrower to Secured Party; .

6.1.2 The Borrower fails to pay any indebtedness, perform any obligation required to be performed by any of them, or discharge any liability to Secured Party in accordance with the terms upon which such indebtedness, obligation, or liability was incurred or created, or otherwise defaults under any agreement to which Secured Party and the Borrower are parties, as such agreements may be amended from time to time, and such failure continues for a period of ten (10) days;

6.1.3 The Borrower makes or has made or furnishes or has furnished any warranty, representation, or statement to Secured Party in connection with this Agreement, or any other agreement to which the Borrower and Secured Party are parties, including, without limitation, the Note, as such agreements may be amended from time to time, which is or was false or misleading in any material respect when made or furnished;

6.1.4 Any lien (other than for property taxes which are not delinquent) or encumbrance other than that created by this Agreement is placed on or any levy is made on the Collateral or any portion thereof or any assets of the Borrower or any portion thereof, or the Collateral or any portion thereof or any assets of the Borrower or any portion thereof is seized or attached pursuant to legal process, unless such lien, encumbrance, levy, seizure or attachment is removed or released within thirty (30) days from the time such lien or encumbrance was placed thereon or such levy, seizure, or attachment was effected, but in any event not later than five (5) days prior to any date for sale of such property);

6.1.5 Any substantial portion of the assets of the Borrower is transferred, or any material obligation is incurred by the Borrower, unless such transfer or obligation is made or incurred in good faith for fair equivalent consideration;

6.1.6 The Borrower becomes insolvent as defined in the federal Bankruptcy Code, admits in writing its insolvency or its present or prospective inability to pay its debts generally as they become due, is unable to or does not pay all or any material portion (in number or dollar amount) of its debts as they become due, permits or suffers a judgment to exist against it (unless enforcement thereof is stayed pending appeal), makes or proposes an assignment for the benefit of creditors, convenes or proposes to convene a meeting of its creditors or any class thereof for purposes of effecting a moratorium upon or extension or composition of its debts, proposes any such moratorium, extension or composition, or commences or proposes to commence any bankruptcy, reorganization or insolvency proceeding, or other proceeding under any federal, state or other law for the relief of the Borrower;

6.1.7 The Borrower fails to obtain the dismissal, within thirty (30) days after the commencement thereof, of any bankruptcy, reorganization, or insolvency proceeding, or other proceeding under any law for the relief of the Borrower, instituted against it by one or more third parties, fails actively to oppose any such proceeding, or, in any such proceeding, defaults or files an answer admitting the material allegations upon which the proceeding was based or alleges its willingness to have an order for relief entered or its desire to seek liquidation, reorganization or adjustment of any of its debts; or

6.1.8 Any receiver, trustee, or custodian is appointed to take possession of all or any substantial portion of the assets of the Borrower or any committee of the creditors of the Borrower, or any class thereof, is formed for the purpose of monitoring or investigating the financial affairs of the Borrower or enforcing such creditors' rights.

6.2 Upon the occurrence of an Event of Default hereunder, Secured Party may, at Secured Party's option, without notice to or demand upon the Borrower, do any one or more of the following:

6.2.1 Declare the Note and all other indebtedness of the Borrower to Secured Party to be immediately due and payable;

6.2.2 Take possession of all items of Collateral hereunder not then in his or its possession and require the Borrower or the parties in possession thereof to deliver such Collateral to Secured Party at one or more locations as Secured Party shall designate;

6.2.3 Exercise any or all of the rights and remedies provided for by applicable law, including, without limitation, the rights and remedies of a secured party under the Uniform Commercial Code, specifically including, without limitation, the right to recover the reasonable attorneys' fees incurred by Secured Party in the enforcement of this Agreement or in connection with the Borrower's redemption of the Collateral;

6.2.4 Sell the Collateral, or any portion thereof, at any public or private sale or on any securities exchange or other recognized market, for cash, upon credit or for future delivery, as Secured Party shall deem appropriate. Secured Party shall be entitled at any such sale, if Secured Party deems it advisable to do so, to restrict the prospective bidders or Borrowers to persons who will provide assurances satisfactory to Secured Party that they may be offered and sold the Collateral to be sold without registration under the Securities Act of 1933 or any other applicable statute, whether such statute be state or federal, and upon the consummation of any such sale, Secured Party shall have the right to assign, transfer and deliver to the Borrower or Borrowers thereof the Collateral so sold. Secured Party may solicit offers to buy the Collateral, or any part of it, from a limited number of investors deemed by Secured Party, in Secured Parry's reasonable judgment, to meet the requirements to purchase securities under Regulation D or its equivalent promulgated under the Securities Act of 1933. If Secured Party solicits such offers from such investors, then the acceptance by Secured Party of the highest offer obtained therefrom shall be deemed to be a commercially reasonable method of disposition of the Collateral. Each Borrower at any such sale shall hold the property sold free from any claim or right on the part of the Borrower, and the Borrower hereby waive, to the full extent permitted by law, all rights of redemption, stay and/or appraisal which the Borrower now or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Secured Party shall give the Borrower at least ten (10) business days' written notice of any public sale or of the date on or after which a private sale may be made. Such notice, in case of a public sale, shall state the time and place fixed for such sale.

Any public sale shall be held at such time or times during ordinary business hours and at such place or places as Secured Party may fix in the notice of such sale. Secured Party may sell all or any portion of the Collateral on any securities exchange or other recognized market without notice to the Borrower. At any private or public sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate lots, as Secured Party shall determine. Secured Party may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) for and purchase for his or its account the whole or any part of the Collateral at any public sale or sale on any securities exchange or other recognized market. Secured Party shall not be obligated to sell any Collateral if it shall determine not to do so, notwithstanding that notice of sale of Collateral shall have been given. Secured Party may, without notice or publication, adjourn any sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by Secured Party until the sale price is paid by the Borrower or Borrowers thereof, and Secured Party shall not incur any liability in case any such Borrower or Borrowers shall fail to take up and pay for the Collateral purchased. In case of any such failure, such Collateral may be sold again upon like notice. The parties hereto agree that the method, manner and terms of sale or disposition of the Collateral authorized by this subsection are commercially reasonable;

6.2.5 Proceed by an action or actions at law or in equity to recover the indebtedness secured hereunder or to foreclose this Agreement and sell the Collateral, or any portion thereof, pursuant to a judgment or decree of a court or courts of competent jurisdiction;

6.2.6 Use, manage, operate, and control the Collateral and the business and property of the Borrower to preserve the Collateral or its value, or to pay the indebtedness secured hereunder, including, without limitation, the rights to take possession of all of the premises and property of the Borrower and to exclude the Borrower and any third parties, whether or not claiming under the Borrower, from such premises and property, to operate the Borrower and all of its property until all of the indebtedness secured hereunder is paid to Secured Party;

6.2.7 Use, in connection with any assembly, use or disposition of any property of the Borrower any trademark, trade name, trade style, copyright, patent, or other similar right, or technical knowledge or process used or utilized by the Borrower; and

6.2.8 Enforce one or more remedies hereunder, successively or concurrently, and such action shall not operate to estop or prevent Secured Party from pursuing any other or further remedy Secured Party may have, and any repossession or retaking or sale of the Collateral pursuant to the terms hereof shall not operate to release the Borrower until full payment of any deficiency has been made in cash. The Borrower shall reimburse Secured Party upon demand for, and Secured Party may apply any proceeds of Collateral to, the costs and expenses, including, without limitation, reasonable attorneys' fees, transfer taxes, and other charges incurred by Secured Party in connection with any sale, disposition or retention of any Collateral hereunder.

7.  Authority of Secured Party. Secured Party shall have and be entitled to exercise all powers hereunder which are specifically delegated to Secured Party by the terms hereof, together with such powers as are reasonably incident thereto. In connection with such powers, upon the occurrence of an Event of Default hereunder, Secured Party shall be entitled to transfer into street name or the name of a nominee or nominees any certificates or instruments representing or evidencing any of the Collateral hereunder, and to have any such certificates or instruments exchanged for ones of smaller or larger denominations. Secured Party may perform any of his or its duties hereunder or in connection with the Collateral by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of counsel concerning all such matters. Neither Secured Party nor any director, officer, employee, attorney, or agent of Secured Party shall be liable to the Borrower for any action taken or omitted to be taken by it or them hereunder, except for Secured Party's or their own gross negligence or willful misconduct; nor shall Secured Party be responsible for the validity, effectiveness, or sufficiency hereof or of any document or security furnished pursuant hereto. Secured Party and such other persons shall be entitled to rely on any communication, instrument, or document believed by Secured Party or them to be genuine and correct and to have been signed or sent by the proper person or persons. The Borrower shall indemnify and hold harmless Secured Party and/or any such other person from and against any and all reasonable costs, expenses, including, without limitation, reasonable attorneys' fees, claims, or liability incurred by Secured Party or such person hereunder or in connection herewith, unless such claim or liability shall be due to willful misconduct or gross negligence on the part of Secured Party or such other person, as the case may be.

8.   Miscellaneous Provisions.

 8.1 Headings. The various headings in this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

 8.2 Choice of Law. This Agreement and the respective rights and obligations of the parties hereunder shall be governed and construed in accordance with the laws of the State of California, without reference to its principles of conflict of laws.

 8.3 Amendments. This Agreement or any provision hereof may be changed, waived, or terminated only by a statement in writing signed by the party against which such change, waiver or termination is sought to be enforced.

 8.4 No Waiver. No delay in enforcing or failure to enforce any right under this Agreement by any party to this Agreement shall constitute a waiver by such party of such right. No waiver by any party of any default hereunder shall be effective unless in writing, nor shall any waiver operate as a waiver of any other default or of the same default on a future occasion.

 8.5 Time of the Essence. Time is of the essence of each provision of this Agreement of which time is an element.

 8.6 Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and is intended as a complete and exclusive statement of the terms and conditions thereof. Acceptance of or acquiescence in a course of performance rendered under this Agreement shall not be relevant to determine the meaning of this Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

 8.7 Expenses of Litigation. In the event of any legal action, equitable suit, arbitration, or other proceeding arising out of or related to this Pledge Agreement or the relationship of the parties created hereby (including, without limitation, any action, suit or other proceeding brought by a party for the enforcement of this Pledge Agreement or collection of any judgment, order, or award issued by any court or tribunal of competent jurisdiction or arbitrator in connection herewith), the successful or prevailing party shall be entitled to recover his or its reasonable attorneys' fees and costs incurred in such proceeding, whether incurred prior to or after commencement of such proceeding, on appeal or otherwise, in addition to any other relief to which such party may be entitled.

 8.8 Arbitration. The parties shall make a good faith effort to settle any dispute or claim arising under this Agreement. If the parties fail to resolve such disputes or claims, they shall submit them to binding arbitration under the Commercial Arbitration Rules of the American Arbitration Association then in effect.

8.8.1 All proceedings before the arbitrators shall be held in Los Angeles, California.

 8.8.2 Discovery shall be allowed pursuant to Section 1283.05 of the California Code of Civil Procedure.

 8.8.3 The costs and fees of such arbitration shall be assessed by order of the arbitrators pursuant to Section 8.7 hereof. In order to secure highly qualified arbitrators, the parties agree to compensate the arbitrators at a daily rate generally commensurate with the regular daily compensation of persons of such caliber.

 8.8.4 The authority of the arbitrators shall be limited to the specific issue(s) submitted to them by the parties for determination.

 8.9   Statute of Limitations. The Borrower hereby waives the right to plead any statute of limitations as a defense to any indebtedness or obligation hereunder or secured hereunder to the full extent permitted by law.

8.10 Severability. If any provision of this Agreement should be found to be invalid or unenforceable, all of the other provisions shall nonetheless remain in full force and effect to the maximum extent permitted by law.

8.11 Survival of Provisions. All representations, warranties, and covenants of the Borrower contained herein shall survive the execution and delivery of this Agreement, and shall terminate only upon the full and final payment and performance by the Borrower of its indebtedness and obligations secured hereunder.

8.12 Power of Attorney. The Borrower hereby appoints and constitutes Secured Party and its officers, directors and legal counsel as the Borrower's attorneys-in-fact for purposes of (a) collecting any Collateral; (b) conveying any item of Collateral to any Borrower thereof; (c) making any payments or taking any acts under Section 5.6 hereof; and (d) sealing and delivering and otherwise completing and/or perfecting any deed, assurance, agreement, instrument or act that may be required for the purposes hereof. The authority hereunder shall include, without limitation, the authority to endorse and negotiate, for Secured Party's account, any checks or instruments in the name of the Borrower, to execute or receipt for any document, to transfer title to any item of Collateral, and to take any other actions necessary or incident to the powers granted to Secured Party in this Agreement. This power of attorney is coupled with an interest and is irrevocable by the Borrower.

8.13 Setoff. Secured Party shall have the right, at any time, to setoff and apply any indebtedness or obligation of the Borrower to Secured Party against any indebtedness or obligation of Secured Party to the Borrower, without notice to or demand upon the Borrower, any guarantor of any such indebtedness or obligation, or any other person. The indebtedness and obligations which may be setoff hereunder include, without limitation, any deposits held by Secured Party for the benefit or account of the Borrower, and any indebtedness or obligations of any party, whether or not unliquidated, contingent or unmatured at the time of such setoff, and however such indebtedness or obligations were created or incurred. Secured Party's right of setoff hereunder shall be in addition to and not in limitation of any other rights or remedies which may exist in favor of Secured Party.

8.14 Notice. All notices and requests hereunder shall be in writing and shall be delivered in person or by certified or registered mail, postage prepaid, or by overnight delivery service such as Federal Express, addressed to:

Borrower:                                                      National Lampoon, Inc.
8228 Sunset Blvd.
Los Angeles, CA 90046

Secured
Party:                                                              Robert Levy
c/o Harabedian, Hall & Co.
3550 Wilshire Blvd., Suite 840
Los Angeles, CA 90010

with copy to:                                                Leslie S. Klinger, Esq.
               Kopple & Klinger, LLP
10866 Wilshire Blvd., Suite 1500
Los Angeles, California 90024

Such notices and requests shall be deemed delivered on the day on which personally delivered or, if delivered by mail, on the third (3rd) business day after deposit in the United States mail, as evidenced by a post office receipt furnished to the sender. Any party may change its address for receipt of notices and requests hereunder by notice duly given to the other parties in accordance with the provisions of this Section 8.14.

8.15 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same agreement.

8.16 Duty of Care. Secured Party shall have no duty or obligation to care for the Collateral hereunder or to take any actions to protect the value of the Collateral or any rights or privileges the Borrower might have with respect thereto, except that Secured Party shall exercise reasonable caution in the physical care of the Collateral in Secured Party's possession.

8.17 Binding Effect. This Agreement and the respective right and obligations of the parties hereunder shall be binding upon and inure to the benefit of such parties and their respective heirs, personal and legal representatives, successors and assigns.

8.18 Termination of Pledge. This Agreement and the security interest and pledge hereunder shall not terminate until the full and final payment and performance of all indebtedness due under the Note and the costs and expenses incurred by Secured Party to enforce this Agreement or any rights hereunder. At such time, Secured Party shall reassign and redeliver to the Borrower all of the Collateral hereunder which has not been sold, disposed of, retained or applied by Secured Party in accordance with the terms hereof. Such reassignment and redelivery shall be without warranty by or recourse to Secured Party, and shall be at the expense of the Borrower. Without limiting the generality of the foregoing, the security interest and pledge hereunder shall not be terminated by the transfer of any of the Collateral hereunder from Secured Party to the Borrower, or any person designated by the Borrower, for the purpose of ultimate sale, exchange, presentation, collection, renewal, or registration of transfer or for any other purpose.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

/s/  Daniel Laikin

DANIEL LAIKIN

_____________________________
ROBERT LEVY